UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event  reported)  July 12, 2007
                                                  ------------------------------

                           NEXTEST SYSTEMS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-51851               77-047-0150
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)

            1901 MONTEREY RD, SAN JOSE, CA                         95112
 -------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)

 Registrant's telephone number, including area code  (408) 817-7200
                                                     ---------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

         On July 12, 2007, Nextest Systems Corporation updated guidance for its fiscal fourth quarter by announcing preliminary results below the low end of the range of previous guidance. A copy of the related press release is furnished hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

99.1     Press release dated July 12, 2007 issued by Nextest Systems
         Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEXTEST SYSTEMS CORPORATION
                                           ---------------------------
                                           (Registrant)


Date: July 12, 2007
                                           /s/ James P. Moniz
                                           ------------------
                                           James P. Moniz
                                           Chief Financial Officer